Dreyfus
Institutional Short
Term Treasury Fund

SEMIANNUAL REPORT
March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            11   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                       Short Term Treasury Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Short Term Treasury Fund, covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy represented the most significant influence on the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board to forestall a potential re-emergence of inflationary pressures. The Federal Reserve raised short-term interest rates three times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began. Since June 1999, the Federal Reserve Board has raised short-term interest rates a total of 125 basis points.

Higher interest rates led to some additional erosion of bond prices, especially during the fourth quarter of 1999. During the first quarter of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional Short Term Treasury Fund.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Short Term Treasury Fund perform relative to its benchmark?

For the six-month period ended March 31, 2000, the fund produced a total return of 1.77% for Institutional shares and a total return of 1.65% for Investor shares.(1) This compares with the total return provided by the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index,
which    produced   a   1.86%   total   return   for   the   same   period.(2)

We attribute the fund's performance to rising interest rates and the low yields provided by short-term U.S. Treasury securities compared to other types of bonds. We attribute the fund's relative underperformance to its conservative investment policies, which limit the portfolio's maximum average weighted maturity to two years. In contrast, our benchmark includes Treasury securities with maturities of as much as three years, which tend to provide incrementally higher returns, especially during market rallies.

What is the fund's investment approach?

The fund seeks to provide a high level of current income with minimum fluctuation of principal. To pursue this goal, the fund purchases only U.S. Treasury securities, and may enter into repurchase agreements collateralized by such securities. To help minimize fluctuations of principal, the fund will limit the remaining maturities of the Treasury securities it purchases to three years or less and its repurchase agreements to those that mature the next business day. The portfolio's dollar-weighted average maturity does not exceed two years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Despite a rally among long-term U.S. Treasury bonds during the first quarter of 2000, the portfolio's performance was adversely affected by a difficult investment environment during the reporting period.

When the reporting period began on October 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period -- in November, February and March -- causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented in June and August, before the current reporting period began, for a total increase of 125 basis points since last summer. A more restrictive monetary policy produced higher yields and lower prices for most sectors of the U.S. fixed-income marketplace, including short-term U.S. Treasury securities.

However, some U.S. Treasury securities responded differently to these influences than most other bonds. Their own unique supply-and-demand influences helped longer term Treasury securities to perform better on a total return basis than higher yielding securities of comparable maturity, including corporate bonds and U.S. government agency securities. That's because the U.S. Treasury announced that it intended to begin buying back longer term, higher yielding bonds, effectively reducing the supply of U.S. Treasury bonds amid robust demand from
domestic    and    foreign    investors.

The long bond rallied strongly on this news while shorter term notes and bills continued to decline, causing the U.S. Treasury yield curve to invert -- an unusual condition in which short- and intermediate-term securities provide
higher    yields    than    long-term    securities.


What is the fund's current strategy?

We have continued to maintain a defensive strategy for the fund in a rising interest-rate environment. The fund's average duration remained near 1.35 years throughout the six-month reporting period, well below the fund's two-year maximum. This relatively short duration helped boost performance by giving us greater flexibility when yields of short-term U.S. Treasury bills and notes rose.

Toward the end of the reporting period, we deployed some assets to inflation-indexed U.S. Treasury securities, known as TIPS. Because these securities' principal adjusts with the rate of inflation, they tend to perform particularly well in strong economic environments such as the one that currently prevails.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO
     $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--105.4%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY INFLATION PROTECTION SECURITIES-12.9%

   3.625%, 7/15/2002                                                                          5,000,000  (a)           5,254,031

U.S. TREASURY NOTES--81.8%

   5.5%, 7/31/2001                                                                            2,500,000                2,470,300

   5.5%, 8/31/2001                                                                            5,000,000                4,936,050

   5.75%, 6/30/2001                                                                           3,000,000                2,975,310

   5.875%, 10/31/2001                                                                         3,000,000                2,972,610

   5.875%, 11/30/2001                                                                         4,000,000                3,960,840

   6%, 7/31/2002                                                                              1,000,000                  990,310

   6.125%, 12/31/2001                                                                         2,000,000                1,987,900

   6.375%, 1/31/2002                                                                          2,000,000                1,995,180

   6.5%, 2/28/2002                                                                            7,000,000                7,000,630

   6.5%, 5/31/2002                                                                            4,000,000                4,001,120

                                                                                                                      33,290,250

U.S. TREASURY PRINCIPAL STRIPS--10.7%

   Zero Coupon, 5/15/2002                                                                     5,000,000                4,368,250

TOTAL BONDS AND NOTES

   (cost $43,171,289)                                                                                                 42,912,531
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--3.9%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

UBS Securities, 6.1%

  dated 3/31/2000, due 4/3/2000 in the amount of $1,610,818

  (fully collateralized by $1,650,000 U.S. Treasury Bills,

  4/18/2000 , value $1,642,575)

   (cost $1,610,000)                                                                          1,610,000                1,610,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $44,781,289)                                                             109.3%               44,522,531

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (9.3%)              (3,800,863)

NET ASSETS                                                                                       100.0%               40,721,668

(a) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                              44,781,289    44,522,531

Receivable for investment securities sold                             4,002,431

Interest receivable                                                     485,558

Receivable for shares of Beneficial Interest subscribed                  83,000

                                                                     49,093,520
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             6,897

Due to Distributor                                                        2,447

Cash overdraft due to Custodian                                          54,839

Payable for investment securities purchased                           8,089,679

Payable for shares of Beneficial Interest redeemed                      217,990

                                                                      8,371,852
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       40,721,668
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      44,812,098

Accumulated net realized gain (loss) on investments                  (3,831,672)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                               (258,758)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       40,721,668

NET ASSET VALUE PER SHARE

                                          Institutional Shares  Investor Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      29,184,295       11,537,373

Shares Outstanding                                  15,047,135        5,914,861
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            1.94              1.95

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,222,320

EXPENSES:

Management fee--Note 3(a)                                               42,364

Distribution fees (Investor Shares)--Note 3(b)                          15,122

Loan commitment fees--Note 2                                               262

TOTAL EXPENSES                                                          57,748

INVESTMENT INCOME--NET                                               1,164,572
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (415,231)

Net unrealized appreciation (depreciation) on investments             (125,718)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (540,949)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   623,623

SEE NOTES TO FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2000          Year Ended
                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,164,572           3,461,211

Net realized gain (loss) on investments          (415,231)           (605,246)

Net unrealized appreciation (depreciation)
   on investments                                (125,718)         (1,016,374)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      623,623           1,839,591
--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Institutional Shares                             (843,466)          (2,848,674)

Investor Shares                                  (321,106)            (612,537)

TOTAL DIVIDENDS                                (1,164,572)          (3,461,211)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Institutional Shares                            2,814,370           11,174,934

Investor Shares                                 2,154,139           10,873,127

Dividends reinvested:

Institutional Shares                              494,728            1,537,269

Investor Shares                                   286,554              474,861

Cost of shares redeemed:

Institutional Shares                           (5,601,616)         (44,681,614)

Investor Shares                                (5,388,562)          (6,713,129)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (5,240,387)         (27,334,552)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (5,781,336)         (28,956,172)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            46,503,004           75,459,176

END OF PERIOD                                  40,721,668           46,503,004

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2000          Year Ended
                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL SHARES

Shares sold                                     1,447,859           5,642,770

Shares issued for dividends reinvested            254,400             775,200

Shares redeemed                                (2,880,410)        (22,600,748)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,178,151)        (16,182,778)

INVESTOR SHARES

Shares sold                                     1,100,211           5,446,533

Shares issued for dividends reinvested            146,438             238,378

Shares redeemed                                (2,746,510)         (3,357,193)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,499,861)          2,327,718

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            March 31, 2000                     Year Ended September 30,
                                                                       -----------------------------------------

INSTITUTIONAL SHARES                            (Unaudited)      1999       1998       1997(a)      1996        1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         1.96        2.01       1.98        1.98        1.99        1.96

Investment Operations:

Investment income--net                                .05         .11        .12         .12         .13         .13

Net realized and
   unrealized gain (loss)
   on investments                                    (.02)       (.05)       .03          --        (.01)        .03

Total from Investment
   Operations                                         .03         .06        .15         .12         .12         .16

Distributions:

Dividends from investment
   income--net                                       (.05)       (.11)      (.12)       (.12)       (.13)       (.13)

Net asset value,
   end of period                                     1.94        1.96       2.01        1.98        1.98        1.99
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     3.53(b)     2.92       7.56        6.23        6.03        8.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .20(b)      .20        .20         .20         .20         .20

Ratio of net investment
   income to average
   net assets                                        5.56(b)     5.39       5.81        6.04        6.40        6.48

Portfolio Turnover Rate                            476.08(c)   823.06     756.50      952.81      694.24    1,926.32
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($x1,000)                                        29,184     31,860     65,163     118,102     170,290     160,748

(a) EFFECTIVE FEBRUARY 2, 1997, CLASS A SHARES WERE REDESIGNATED AS INSTITUTIONAL SHARES.

(b) ANNUALIZED.

(c) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)
                                          Six Months Ended
                                            March 31, 2000                     Year Ended September 30,
                                                                       -----------------------------------------

INVESTOR SHARES                                 (Unaudited)      1999       1998       1997(a)      1996        1995
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                          1.97       2.02       1.99        1.99        2.00        1.97

Investment Operations:

Investment income--net                                 .05        .10        .11         .12         .12         .13

Net realized and
   unrealized gain (loss)
   on investments                                    (.02)       (.05)       .03           -        (.01)        .03

Total from Investment Operations                      .03         .05        .14         .12         .11         .16

Distributions:

Dividends from investment
   income--net                                       (.05)       (.10)      (.11)       (.12)       (.12)       (.13)

Net asset value, end of period                       1.95        1.97       2.02        1.99        1.99        2.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     3.29(b)     2.68       7.30        5.97        5.76        8.17
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .45(b)      .45        .45         .45         .45         .45

Ratio of net investment
   income to average
   net assets                                        5.29(b)     5.16       5.57        5.83        6.13        6.35

Portfolio Turnover Rate                            476.08(c)   823.06     756.50      952.81      694.24    1,926.32
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($x1,000)                                        11,537     14,643     10,296      35,296      24,490       5,964

(a) EFFECTIVE FEBRUARY 2, 1997, CLASS B SHARES WERE REDESIGNATED AS INVESTOR SHARES.

(b) ANNUALIZED.

(c) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Short Term Treasury Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), became the distributor of the fund's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc., was the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,370,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $266,000 of the carryover expires in fiscal 2003, $49,000 expires in fiscal 2004 and $2,055,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund's average daily net assets and is payable monthly.

Unless  the  Manager  gives the fund's investors 90 days notice to the contrary,
the   Manager,   and   not   the  fund,  will  be  liable  for  fund

                                                             The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the fund: the management fee, and with respect to the fund's Investor Shares, Rule 12b-1 Service Plan expenses.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

The Manager compensates Mellon under a custody agreement for providing custodial services for the fund.

(b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for distributing the fund's Investor Shares and (b) pays the Manager, DSC, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the fund's Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended March 31, 2000, the fund was charged $15,122 for Investor Shares pursuant to the Plan, of which $826 was charged by DSC.


(c) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $186,944,526 and $182,362,144, respectively.

At March 31, 2000, accumulated net unrealized depreciation on investments was $258,758, consisting of $17,968 gross unrealized appreciation and $276,726 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Institutional Short Term
                        Treasury Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   721SA003